EXHIBIT 99.2

             STATEMENT FURNISHED PURSUANT TO SECTION 906 OF THE
             SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

      The undersigned, James B. Keegan, is the Chairman and Chief Executive Officer of Port Financial Corp. (the "Company").

      This statement is being furnished in connection with the filing by the Company of the Company's Annual Report on Form 10-K for the year ended December 31, 2002 (the "Report").

      By execution of this statement, I certify that:

            A)    the Report fully complies with the requirements of
                  Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)) and

            B) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods covered by the Report.

      This statement is authorized to be attached as an exhibit to the Report so that this statement will accompany the Report at such time as the Report is filed with the Securities and Exchange Commission, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350. It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.

                                       /s/ James B. Keegan
                                       -------------------
Dated:    March 31, 2003               James B. Keegan

A signed original of this written statement required by Section 906 has been provided to Port Financial Corp. and will be retained by Port Financial Corp. and furnished to the Securities and Exchange Commission or its staff upon request.

             STATEMENT FURNISHED PURSUANT TO SECTION 906 OF THE
             SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

      The undersigned, Charles D. Jeffrey, is the Senior Vice President and Chief Financial Officer of Port Financial Corp. (the "Company").

      This statement is being furnished in connection with the filing by the Company of the Company's Annual Report on Form 10-K for the year ended December 31, 2002 (the "Report").

      By execution of this statement, I certify that:

            A)    the Report fully complies with the requirements of
                  Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)) and

            B) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods covered by the Report.

      This statement is authorized to be attached as an exhibit to the Report so that this statement will accompany the Report at such time as the Report is filed with the Securities and Exchange Commission, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350. It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.

                                       /s/ Charles D. Jeffrey
                                       ----------------------
Dated:    March 31, 2003               Charles D. Jeffrey

A signed original of this written statement required by Section 906 has been provided to Port Financial Corp. and will be retained by Port Financial Corp. and furnished to the Securities and Exchange Commission or its staff upon request.